UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  January 10, 2000

                                TSI INCORPORATED
                                ----------------
             (Exact name of registrant as specified in its charter)


                                    Minnesota
                                    ---------
                 (State or other jurisdiction of incorporation)



       0-2958                                                 41-0843524
       ------                                                 ----------
Commission File Number                                   I.R.S. Employer
                                                   Identification number

500 Cardigan Road, St. Paul, Minnesota                             55126
--------------------------------------                             -----
(Address of principal executive offices)                      (Zip code)

Issuer's telephone number, including area code:  (651) 483-0900


                                      N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

MERGER AGREEMENT SIGNED

         TSI Incorporated, a Minnesota Corporation (the "Company") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") by and among JJF Group, Inc., a Minnesota corporation ("Purchaser"), JJF Acquisition, Inc., a corporation and wholly-owned subsidiary of Purchaser ("Newco"), and John J. Fauth, a resident of Minnesota.

         The transaction contemplated by the Merger Agreement has been approved unanimously by the Company's Board of Directors. The TSI Board of Directors has received a fairness opinion on the proposed transaction from its investment banker, William Blair & Company. The agreement can be terminated by the TSI Board of Directors if JJF Acquisition, Inc. does not deliver a bank financing commitment on or before January 31, 2000.

         Under the terms of the Merger Agreement, which is subject to approval by a majority of the Company's shareholders, regulatory approval and other conditions, shareholders will receive $15.25 per share in cash. Following the merger, the capital stock of the Company will no longer be publicly traded. The merger is expected to be completed in late April 2000.

         JJF Acquisition, Inc. is a Minneapolis-based industrial investment group headed by John J. Fauth.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not Applicable.

(b)      Pro forma financial information.

         Not Applicable.

(c)      Exhibits.

         2.1 Agreement and Plan of Merger dated January 10, 2000 by and among JJF Group, Inc., JJF Acquisition, Inc., John J. Fauth and TSI Incorporated without exhibits and schedules.

         99.1 Press release disclosing the execution of the Agreement and Plan of Merger.



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.



                                                     TSI INCORPORATED


Dated:  January 12, 2000                             By /s/ James E. Doubles
                                                        --------------------
                                                        James E. Doubles
                                                        Chief Executive Officer



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


                                INDEX TO EXHIBITS


EXHIBIT NO.       DESCRIPTION OF EXHIBITS
-----------       -----------------------
2.1               Agreement and Plan of Merger
                  dated January 10, 2000 by and
                  among JJF Group, Inc.,
                  JJF Acquisition, Inc., John J. Fauth
                  and TSI Incorporated
                  without exhibits and schedules.

99.1              Press release disclosing the
                  execution of the merger agreement.




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